UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6643

Dreyfus New Jersey Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/06

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus New Jersey
Intermediate Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Jersey Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2005, through March 31, 2006.

Although short-term interest rates continued to rise steadily over the past six months, municipal bond yields fell modestly, supporting their prices, primarily due to robust investor demand for a more limited supply of newly issued securities. However, longer-maturity bonds generally fared better than short- and intermediate-term securities. As a result, yield differences between two-year and 30-year high-grade municipal bonds narrowed to slightly more than half a percentage point as of the end of the reporting period, which was steeper than the U.S. Treasury yield curve but still considerably narrower than historical norms.

Recent economic data have been mixed and inflation appeared to remain contained at the end of the first quarter, conditions that could continue to support longer-term bond prices. In addition, our chief economist, Richard Hoey, currently expects continued economic growth, with any slack in consumer spending likely to be taken up by corporate capital investment, exports and non-residential construction. However, if yield differences among tax-exempt bonds widen and move closer to historical averages, shorter maturities may begin to fare better than longer maturities.As always, we encourage you to talk with your financial advisor to discuss investment options and portfolio allocations that may be suitable for you in this environment.

For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 17, 2006

2

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2006, the fund achieved a total return of 2.51% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark index, achieved a total return of 2.63% for the same period.2 In addition, the average total return for all funds reported in the Lipper Other States Intermediate Municipal Debt Funds category was 2.19% .3

Despite rising interest rates throughout the reporting period, municipal bond prices held up relatively well due to persistently low inflation and robust investor demand.The fund produced higher returns than its Lipper category average, primarily due to our focus on longer-term securities, which benefited from further narrowing of yield differences among municipal bonds of various maturities. However, the fund trailed its benchmark, which contains bonds from many states, not just New Jersey, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and New Jersey state personal income taxes. The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its net assets in municipal bonds of below investment-grade credit quality.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Short-term interest rates continued to rise, and longer-term rates remained surprisingly stable during the reporting period. The Federal Reserve Board (the “Fed”) implemented eight more increases in the overnight federal funds rate, driving it to 4.75% by the reporting period’s end. Short-term municipal bond yields rose along with the Fed’s interest-rate target.While longer-term bond yields also climbed somewhat, they rose less than short-term yields, contributing to a further narrowing of yield differences between the short and long ends of the market’s maturity range. In fact, the market ended the reporting period with a spread of just 83 basis points between high-grade municipal bonds with two-year maturities and similarly rated 20-year municipal bonds.

Supply-and-demand factors also influenced returns from the overall municipal bond market.The steadily growing U.S. economy benefited fiscal conditions for most states and municipalities, helping to reduce unemployment and boost corporate and personal incomes. As tax revenues rose, many states issued fewer tax-exempt bonds. However, the reduced supply of newly issued securities was met with robust investor demand, putting downward pressure on yields and supporting prices. While New Jersey also benefited from the recovering U.S.

4

economy, it continued to face budget pressures, including an estimated $4.7 billion budget shortfall for the 2007 fiscal year.

In this economic environment, the fund benefited from its relatively light holdings of shorter-term bonds and emphasis on securities in the 15- to 20-year range, which retained more of their value than shorter-term securities as interest rates rose. When making new purchases, we focused primarily on high-quality, premium-priced bonds that are subject to redemption prior to maturity, such as New Jersey’s general obligation debt and essential-purpose revenue bonds.These bonds’ early redemption provisions helped us keep the fund’s average duration, a measure of sensitivity to changing interest rates, below industry averages.

What is the fund’s current strategy?

Although some analysts recently have forecast the impending end of the Fed’s credit tightening campaign, recent strong economic data suggest to us that additional rate-hikes may be expected over the months ahead. Therefore, we generally have maintained the fund’s investment posture, emphasizing longer-term, income-oriented securities and maintaining a relatively defensive average duration. However, we are watching the economy and municipal bond market carefully, and we are prepared to adjust our strategies when we see more definite evidence that short-term interest rates have peaked.

April 17, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE
6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New Jersey Intermediate Municipal Bond Fund from October 1, 2005 to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended March 31, 2006

Expenses paid per $1,000 †	$ 3.89
Ending value (after expenses)	$1,002.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended March 31, 2006

Expenses paid per $1,000 †	$ 3.93
Ending value (after expenses)	$1,021.04

  Expenses are equal to the fund’s annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS March 31, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.5%	Rate (%)	Date	Amount ($)	Value ($)

New Jersey—95.8%
Atlantic City Board of Education
(Guaranteed; School Board
Reserve Fund and Insured; FSA)	5.50	12/1/08	1,250,000	1,309,325
Atlantic City Board of Education
(Guaranteed; School Board
Reserve Fund and Insured; FSA)	6.00	12/1/13	3,205,000	3,630,560
Bayonne Redevelopment
Agency, Revenue (Royal
Caribbean Project)	4.75	11/1/16	3,030,000	2,971,369
Bayshore Regional Sewer Authority,
Subordinated Sewer
Revenue (Insured; MBIA)	5.30	4/1/08	1,000,000	1,021,280
Bergen County Improvement
Authority, School District
Revenue (Engelwood City
Board of Education Project)	5.25	4/1/18	1,400,000	1,508,374
Bergen County Improvement
Authority, School District
Revenue (Engelwood City
Board of Education Project)	5.25	4/1/19	1,475,000	1,587,100
Bergen County Improvement
Authority, School District
Revenue (Engelwood City
Board of Education Project)	5.25	4/1/20	1,550,000	1,665,614
Bergen County Improvement
Authority, School District
Revenue (Wyckoff Township
Board of Education)	5.25	4/1/20	1,770,000	1,915,689
Bergen County Utilities Authority,
Water Pollution Control
Revenue (Insured; FGIC)	5.38	12/15/13	1,155,000	1,239,303
Brick Township Municipal Utilities
Authority, Water and Sewer
Revenue (Insured; FGIC)	5.10	12/1/09	1,500,000	1,528,830
Burlington County Bridge
Commission, LR (Governmental
Leasing Program)	5.25	8/15/16	1,100,000	1,174,448
Burlington County Bridge
Commission, LR (Governmental
Leasing Program)	5.25	8/15/17	1,355,000	1,442,005

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Burlington County Bridge
Commission, Pooled Loan
Revenue (Governmental Loan
Program) (Insured; AMBAC)	5.25	12/15/19	2,890,000	3,113,541
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	2,000,000	2,072,340
Camden County Municipal Utilities
Authority, County Agreement
Sewer Revenue (Insured; FGIC)	5.00	7/15/09	3,200,000	3,253,856
Cape May County Municipal
Utilities Authority
(Insured; FSA)	5.75	1/1/16	2,000,000	2,256,880
Delaware River and Bay Authority,
Revenue (Insured; MBIA)	5.25	1/1/13	1,160,000 [a]	1,253,867
Delaware River and Bay Authority,
Revenue (Insured; MBIA)	5.25	1/1/13	2,390,000 [a]	2,583,399
Freehold Regional High School
(Guaranteed; School Board
Reserve Fund and Insured; FGIC)	5.50	3/1/09	1,450,000	1,527,024
Freehold Regional High School
(Guaranteed; School Board
Reserve Fund and Insured; FGIC)	5.50	3/1/10	2,460,000	2,628,510
Hoboken Parking Utilities
(Insured; FGIC)	5.25	1/1/18	3,210,000	3,432,389
Hudson County Improvement
Authority, Facility LR (Hudson
County Lease Project)
(Insured; FGIC)	5.25	10/1/12	2,795,000	2,919,964
Jersey City,
Public Improvement
Revenue (Insured; MBIA)	5.25	9/1/10	1,605,000 [a]	1,700,658
Jersey City,
Water Revenue (Insured; AMBAC)	5.20	10/1/08	1,565,000	1,607,850
Middlesex County Utilities
Authority, Sewer Revenue
(Insured; MBIA)	6.25	8/15/10	1,370,000	1,452,296

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Monmouth County Improvement
Authority, Governmental Loan
Revenue (Insured; AMBAC)	5.25	12/1/20	2,235,000	2,405,732
New Jersey,
GO (Insured; FGIC)	5.50	7/15/19	2,965,000	3,352,674
New Jersey Economic Development
Authority (Transportation
Project) (Insured; FSA)	5.25	5/1/11	2,210,000	2,358,689
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/24	2,300,000	2,384,709
New Jersey Economic Development
Authority, Department of
Human Services Revenue	5.75	7/1/14	1,080,000	1,168,333
New Jersey Economic Development
Authority, EDR (Masonic
Charity Foundation)	5.00	6/1/18	1,680,000	1,737,960
New Jersey Economic Development
Authority, EDR (United
Methodist Homes of New Jersey
Obligated Group Issue)	5.50	7/1/19	3,000,000	3,044,490
New Jersey Economic Development
Authority, Motor Vehicle
Surcharge Revenue
(Insured; MBIA)	0.00	7/1/18	5,000,000	2,897,050
New Jersey Economic Development
Authority, School Facilities
Construction Revenue
(Insured; AMBAC)	5.50	6/15/11	2,500,000	2,700,825
New Jersey Educational Facilities
Authority, College and
University Revenue
(College of New Jersey)
(Insured; FGIC)	5.38	7/1/17	1,300,000	1,398,644
New Jersey Educational Facilities
Authority, College and
University Revenue
(Fairleigh Dickenson University)	6.00	7/1/20	2,000,000	2,206,860
New Jersey Educational Facilities
Authority, College and
University Revenue
(Montclair State University)
(Insured; MBIA)	5.13	7/1/22	1,840,000	1,950,271

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Educational Facilities
Authority, College and
University Revenue
(Princeton University)	5.13	7/1/10	1,550,000 [a]	1,637,606
New Jersey Educational Facilities
Authority, College and
University Revenue
(Princeton University)	5.25	7/1/10	2,885,000 [a]	3,062,110
New Jersey Educational Facilities
Authority, College and
University Revenue
(Princeton University)	5.00	7/1/23	2,000,000	2,119,100
New Jersey Educational Facilities
Authority, College and University
Revenue (Seton Hall University)
(Insured; AMBAC)	5.25	7/1/09	1,050,000	1,101,807
New Jersey Educational Facilities
Authority, Revenue (Public
Library Project Grant Issue)
(Insured; AMBAC)	5.50	9/1/17	1,500,000	1,628,385
New Jersey Environmental
Infrastructure Trust
(Environmental Infrastructure)	4.38	9/1/22	3,325,000	3,301,791
New Jersey Health Care Facilities
Financing Authority, Revenue
(Atlantic City Medical Center)	6.00	7/1/12	3,145,000	3,437,768
New Jersey Health Care Facilities
Financing Authority, Revenue
(Capital Health System
Obligated Group)	5.50	7/1/11	2,730,000	2,860,740
New Jersey Health Care Facilities
Financing Authority, Revenue
(Children’s Specialized
Hospital Project)	5.00	7/1/24	1,000,000	1,002,490
New Jersey Health Care Facilities
Financing Authority, Revenue
(Health Care System
Obligated Group)	5.50	7/1/12	1,645,000	1,739,143
New Jersey Health Care Facilities
Financing Authority, Revenue
(Robert Wood Johnson
University Center)	5.38	7/1/13	2,000,000	2,081,380

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Health Care Facilities
Financing Authority, Revenue
(Robert Wood Johnson
University Center)
(Insured; MBIA)	5.00	7/1/08	1,500,000	1,519,230
New Jersey Health Care Facilities
Financing Authority, Revenue
(Saint Joseph’s Hospital
and Medical Center)
(Insured; Connie Lee)	5.15	7/1/06	2,555,000	2,562,435
New Jersey Health Care Facilities
Financing Authority, Revenue
(South Jersey Hospital)	6.00	7/1/12	3,000,000	3,218,910
New Jersey Health Care Facilities
Financing Authority, Revenue
(Trinitas Hospital Obligated Group)	7.38	7/1/15	4,000,000	4,463,880
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.50	6/15/09	2,725,000 [a]	2,875,965
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; MBIA)	6.00	12/15/11	2,630,000 [a]	2,930,819
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; MBIA)	6.00	12/15/11	1,370,000 [a]	1,526,701
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; MBIA)	6.00	12/15/11	5,000,000	5,571,900
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; FSA)	5.00	1/1/20	5,000,000	5,256,700
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; MBIA)	5.75	1/1/10	685,000 [a]	734,327
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; MBIA)	5.75	1/1/10	2,315,000	2,481,703
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; MBIA)	6.00	1/1/14	3,180,000 [a]	3,612,480

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; MBIA)	6.00	1/1/14	1,820,000 [a]	2,067,520
North Hudson Sewer Authority,
Sewer Revenue (Insured; FGIC)	5.25	8/1/10	3,825,000	3,882,911
North Hudson Sewer Authority,
Sewer Revenue (Insured; FGIC)	5.25	8/1/16	2,000,000	2,140,500
North Hudson Sewer Authority,
Sewer Revenue (Insured; FGIC)	5.25	8/1/17	2,000,000	2,139,340
North Jersey District of Water
Supply Commission (Wanaque
South Project) (Insured; MBIA)	5.25	7/1/14	2,200,000	2,373,602
North Jersey District of Water
Supply Commission (Wanaque
South Project) (Insured; MBIA)	5.25	7/1/15	4,570,000	4,909,780
Northeast Monmouth County
Regional Sewer Authority,
Sewer Revenue (Insured; MBIA)	5.00	11/1/10	2,250,000	2,289,353
Ocean County,
General Improvement	5.00	9/1/10	1,300,000	1,380,665
Ocean County,
General Improvement	5.00	9/1/10	1,200,000	1,274,460
Ocean County Utilities Authority,
Wastewater Revenue	5.25	1/1/17	1,500,000	1,597,350
Port Authority of New York and
New Jersey (Consolidated
Bond 142nd Series)	5.00	7/15/21	2,500,000	2,629,275
South Brunswick Township Board of
Education (Guaranteed; School
Board Reserve Fund and
Insured; FGIC)	5.63	12/1/09	1,820,000 [a]	1,941,885
Southeast Morris County Municipal
Utilities Authority, Water
Revenue (Insured; MBIA)	5.00	1/1/12	1,000,000	1,051,870
Tobacco Settlement Financing
Corp. of New Jersey, Tobacco
Settlement Asset-Backed Bonds	5.38	6/1/18	2,500,000	2,572,425
Trenton
(Insured; FGIC)	5.13	1/15/13	1,000,000	1,045,680

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related—2.7%
Children’s Trust Fund of
Puerto Rico, Tobacco
Settlement Asset-Backed Bonds	5.75	7/1/10	1,500,000 [a]	1,621,335
Puerto Rico Highway and
Transporation Authority,
Transportation Revenue
(Insured; FGIC)	5.00	7/1/22	1,615,000	1,695,960
Virgin Islands Public Finance
Authority, Revenue (Senior
Lien Fund) (Insured; ACA)	5.50	10/1/08	1,500,000	1,563,735

Total Investments (cost $172,904,400)			98.5%	177,307,724
Cash and Receivables (Net)			1.5%	2,775,407
Net Assets			100.0%	180,083,131

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

14

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance
Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	RAC	Revenue Anticipation
Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage
Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue
Anticipation Notes
XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	71.3
AA		Aa		AA	7.0
A		A		A	7.1
BBB		Baa		BBB	12.9
BB		Ba		BB	1.7
					100.0

† Based on total investments.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	172,904,400	177,307,724
Cash		638,946
Interest receivable		2,350,528
Prepaid expenses		16,075
		180,313,273

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		103,165
Payable for shares of Beneficial Interest redeemed		69,666
Accrued expenses		57,311
		230,142

Net Assets ($)		180,083,131

Composition of Net Assets ($):
Paid-in capital		175,593,081
Accumulated net realized gain (loss) on investments		86,726
Accumulated net unrealized appreciation
(depreciation) on investments		4,403,324

Net Assets ($)		180,083,131

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		13,074,680
Net Asset Value, offering and redemption price per share—Note 3 (d)($)		13.77

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS Year Ended March 31, 2006
Investment Income ($):
Interest Income	8,389,509
Expenses:
Management fee—Note 3(a)	1,126,981
Shareholder servicing costs—Note 3(b)	215,725
Professional fees	57,396
Trustees fees and expenses—Note 3(c)	21,591
Custodian fees	21,052
Prospectus and shareholders’ reports	17,346
Registration fees	10,653
Loan commitment fees—Note 2	1,138
Miscellaneous	21,465
Total Expenses	1,493,347
Less—reduction in management fee
due to undertaking—Note 3(a)	(11,025)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(17,991)
Net Expenses	1,464,331
Investment Income—Net	6,925,178

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	382,393
Net unrealized appreciation (depreciation) on investments	(2,586,112)
Net Realized and Unrealized Gain (Loss) on Investments	(2,203,719)
Net Increase in Net Assets Resulting from Operations	4,721,459

See notes to financial statements.
18

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2006	2005

Operations ($):
Investment income—net	6,925,178	7,274,402
Net realized gain (loss) on investments	382,393	4,878
Net unrealized appreciation
(depreciation) on investments	(2,586,112)	(6,125,427)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,721,459	1,153,853

Dividends to Shareholders from ($):
Investment income—net	(6,925,178)	(7,274,402)
Net realized gain on investments	(300,269)	(211,730)
Total Dividends	(7,225,447)	(7,486,132)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	17,296,738	22,571,087
Dividends reinvested	5,909,992	6,142,502
Cost of shares redeemed	(31,439,033)	(47,362,613)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(8,232,303)	(18,649,024)
Total Increase (Decrease) in Net Assets	(10,736,291)	(24,981,303)

Net Assets ($):
Beginning of Period	190,819,422	215,800,725
End of Period	180,083,131	190,819,422

Capital Share Transactions (Shares):
Shares sold	1,234,808	1,599,387
Shares issued for dividends reinvested	422,165	436,155
Shares redeemed	(2,248,485)	(3,373,534)
Net Increase (Decrease) in Shares Outstanding	(591,512)	(1,337,992)

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	13.96	14.38	14.34	13.70	13.82
Investment Operations:
Investment income—net [a]	.52	.52	.53	.55	.56
Net realized and unrealized
gain (loss) on investments	(.17)	(.40)	.06	.64	(.13)
Total from Investment Operations	.35	.12	.59	1.19	.43
Distributions:
Dividends from investment income—net	(.52)	(.52)	(.53)	(.55)	(.55)
Dividends from net realized
gain on investments	(.02)	(.02)	(.02)	—	—
Total Distributions	(.54)	(.54)	(.55)	(.55)	(.55)
Net asset value, end of period	13.77	13.96	14.38	14.34	13.70

Total Return (%)	2.51	.82	4.20	8.83	3.15

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.78	.79	.79	.77
Ratio of net expenses
to average net assets	.78	.78	.78	.79	.77
Ratio of net investment income
to average net assets	3.69	3.67	3.69	3.88	3.99
Portfolio Turnover Rate	15.49	24.16	22.93	39.20	32.37

Net Assets, end of period ($ x 1,000)	180,083	190,819	215,801	221,781	211,253

[a] Based on average shares outstanding at each month end. See notes to financial statements.
20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

22

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $13,770, undistributed capital gains $86,726, and unrealized appreciation $4,403,324.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2006 and March 31, 2005, were as follows: tax exempt income $6,925,178 and $7,274,402, long-term capital gains $300,269 and $143,295 and ordinary income $0 and $68,435, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from April 1, 2005 through March 31, 2006, to reduce the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

management fee paid by the fund, if the aggregated annual expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $11,025, during the period ended March 31, 2006.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2006, the fund was charged $116,610 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2006, the fund was charged $63,928 pursuant to the transfer agency agreement.

During the period ended March 31, 2006, the fund was charged $3,784 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $92,218, chief compliance officer fees $1,910 and transfer agency per account fees $12,000, which are off set against an expense reimbursement currently in effect in the amount of $2,963.

24

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2006, redemption fees charged and retained by the fund amounted to $5,506.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2006, amounted to $28,376,672 and $37,353,237, respectively.

At March 31, 2006, the cost of investments for federal income tax purposes was $172,904,400; accordingly, accumulated net unrealized appreciation on investments was $4,403,324, consisting of $4,635,704 gross unrealized appreciation and $232,380 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus New Jersey Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Intermediate Municipal Bond Fund, at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended March 31, 2006:

—all the dividends paid from investment income-net during its fiscal year ended March 31, 2006 as “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and

—the fund hereby designates $.0009 per share as a long-term capital gain distribution paid on July 27, 2005, and also designates $.0216 per share as a long-term capital gain distribution paid on December 16, 2005.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

30

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 31

NOTES

For More	Information

Dreyfus New Jersey	Transfer Agent &
Intermediate Municipal	Dividend Disbursing Agent
Bond Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,480 in 2005 and $30,881 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,725 in 2005 and $3,015 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $148 in 2005 and $149 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $605,451 in 2005 and $769,395 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New Jersey Intermediate Municipal Bond Fund

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	May 26, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	May 26, 2006

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)